Exhibit 10.2

                                                                EXECUTION COPY









                   AGREEMENT OF PURCHASE AND SALE OF ASSETS

                                 BY AND AMONG

                             MERITAGE CORPORATION,

                            MTH-HOMES NEVADA, INC.,

                       PERMA-BILT, A NEVADA CORPORATION

                                      AND

                        ZENITH NATIONAL INSURANCE CORP.


                             Dated October 7, 2002

                   AGREEMENT OF PURCHASE AND SALE OF ASSETS


         This AGREEMENT OF PURCHASE AND SALE OF ASSETS (this "Agreement") is made as of October 7, 2002, by and among MERITAGE CORPORATION, a Maryland corporation ("Meritage or Parent"); MTH-HOMES NEVADA, INC., an Arizona corporation ("Buyer"); PERMA-BILT, A NEVADA CORPORATION ("Seller"); and ZENITH NATIONAL INSURANCE CORP., a Delaware corporation ("Zenith"). Collectively, Seller and Zenith are referred to herein as "Selling Parties."

                                   RECITALS

         1. Pursuant to this Agreement and the Master Agreement (as defined below), Buyer will acquire the Business.

         2. The parties to this Agreement have concurrently entered into a Master Transaction Agreement ("Master Agreement"), Agreement of Purchase and Sale of Real Property ("Real Property Agreement"), and Indemnification Agreement, all described in the Master Agreement. All capitalized terms contained herein but not otherwise defined will have the meaning ascribed to it in the Master Agreement.

         In consideration of the covenants and mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the representations and warranties contained herein, the parties agree as follows:

                                  ARTICLE I
                          PURCHASE AND SALE OF ASSETS

     1.1 Agreement. This Agreement, together with the Master Agreement and Indemnification Agreement, each incorporated herein by reference, will constitute a binding contract on the part of Seller to sell and Buyer to purchase the assets of the Business, unrelated to real property.

         1.2 Assets to be Purchased. Upon the terms and subject to the conditions set forth herein and in the Master Agreement, and in reliance on the respective representations and warranties of the parties contained in the Master Agreement, at the Closing, Seller agrees to sell, convey, grant, assign, and transfer to Buyer and Buyer agrees to purchase, assume and acquire from Seller all of the Assets, held by Seller. The "Assets" are the following, provided, however, that the Assets shall not include any Excluded Assets:

               A. All assets disclosed on the Final Closing Balance Sheet, except for the Real Property Assets (as defined in and to be conveyed pursuant to the Real Property Agreement);

               B. Any current assets, accounts receivable and notes receivable, and bank accounts, but excluding cash and cash equivalents; provided, however, that (i) to the extent that following the Closing Selling Parties receive any cash that constitutes an Acquired Asset or relates to an Assumed Liability, Selling Parties shall, as soon as practicable after receipt thereof, turn over such cash to Buyer, and (ii) to the extent that following the Closing Parent or Buyer receives any cash that constitutes an Excluded Asset or relates to an Excluded Liability, Parent and Buyer shall, as soon as practicable after receipt thereof, turn such cash over to Selling Parties.

               C. All prepaid expenses, the right to refunds, buyins or deposits relating to utilities and infrastructure improvements, deposits or assets relating to performance bonds;

               D. All equipment, furniture, furnishings, inventory, machinery, software, supplies, tools, vehicles, and other personal property owned or leased by Seller;

               E. All rights and benefits in all (1) processes, know-how, technical data, and other trade secrets; (2) sales forms and promotional and advertising materials; (3) copyrights, whether registered or not, patents, trademarks, whether registered or not, and applications, registrations, and renewals with respect thereto;
         (4) customer, supplier and contractor lists; (5) software licensing and equipment rental agreements associated with computers or data processing; and (6) goodwill associated therewith. Additionally, Seller hereby grants to Buyer an exclusive perpetual license in Seller's right to use the names "Perma-Bilt Homes" and "Perma-Bilt," and all variations of or derivations from such names and any and all logos used in connection therewith; provided, however, Selling Parties' shall have the right to use the name "Perma-Bilt" for corporate purposes for a period of up to 30 days after the Closing. The foregoing is hereinafter referred to as the "Asset Intellectual Property";

               F. All of the books, instruments, papers, and records of whatever nature and wherever located, whether in written form or another storage medium, including without limitation (1) copies of accounting and financial records; (2) property records and reports;
         (3) environmental records and reports; (4) personnel and labor relations records; and (5) property, sales, or transfer tax records and returns; provided, however, that (x) Seller shall retain the original accounting and financial records and (y) such books, instruments, papers, and records will exclude any documents relating exclusively to the Excluded Assets or the Excluded Liabilities (for so long as they are Seller's sole responsibility) or to any employees of Seller not hired by Buyer;

               G. To the extent transferable, all the right, title, and interest in all approvals, authorizations, certificates, consents, franchises, licenses, permits, rights, variances, subdivision maps, plans, entitlements, and waivers acquired, being acquired, applied for, or used, and all agreements with, and any waivers, licenses, permits, and approvals from or to any Governmental Authority, department, board, commission, bureau or any other entity or instrumentality, and other authorities in the nature thereof, all as related to the Assets;

               H. All rights and benefits in, to and under all vendor, supplier and equipment lessor agreements concerning any supplies, services, equipment and furniture utilized for office purposes;

               I. All contracts, agreements or understandings to which Seller is a party or by which Seller or any of its assets are bound, excluding those contracts included in Real Property Assets pursuant to Section 1.2B of the Real Property Agreement and excluding Excluded Contracts (the "Asset Acquired Contracts"); and

               J. The interests in any projects (and related joint venture, partnership, or other interests) to the extent any exist.

         1.3 Purchase Price. The Purchase Price to be paid by Buyer for the Assets will be as provided in Section 2.5 of the Master Agreement.

         1.4 Closing. Articles VII and VIII of the Master Agreement are incorporated herein by reference as applicable.

                                  ARTICLE II
              REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

         2.1 Incorporation by Reference. The representations and warranties contained in Article III of the Master Agreement are incorporated herein by reference.

                                 ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF SELLING PARTIES

         3.1 Incorporation by Reference. The representations and warranties contained in Article IV of the Master Agreement are incorporated herein by reference.

                                  ARTICLE IV
                              FURTHER ASSURANCES

         4.1 Incorporation by Reference. Section 6.5 of the Master Agreement is incorporated herein by reference.

                                  ARTICLE V
                              GENERAL PROVISIONS

         5.1 Notices. All notices, consents, and other communications hereunder will be in writing and deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier (with receipt confirmed, or (c) when received by the addressee, if sent by Express Mail, Federal Express, or other express delivery service (with delivery confirmation), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other):

      If to Buyer:                    Meritage Corporation
                                      6613 North Scottsdale Road,
                                      Suite 200
                                      Scottsdale, Arizona 85250
                                      Phone: (480) 998-8700
                                      Fax:  (480) 998-9162
                                      Attn: Chief Financial Officer

      With a copy to:                 Snell & Wilmer L.L.P.
                                      One Arizona Center
                                      Phoenix, Arizona 85004-0001
                                      Phone: (602) 382-6252
                                      Fax:  (602) 382-6070
                                      Attn: Steven D. Pidgeon, Esq.

      If to Selling Parties           Zenith National Insurance Corp.,
                                      21255 Califa Street
                                      Woodland Hills, California 91367
                                      Phone:  (818) 713-1000
                                      Fax:  (818) 710-1860
                                      Attn:  Stanley R. Zax

      With a copy to:                 Skadden, Arps, Slate, Meagher & Flom LLP
                                      300 South Grand Avenue, Suite 3400
                                      Los Angeles, California 90071
                                      Phone:  (213) 687-5000
                                      Fax:  (213) 687-5600
                                      Attn:  Joseph J. Giunta, Esq.

         5.2 Counterparts. This Agreement may be executed in any number of counterparts, and each counterpart will constitute an original instrument, but all such separate counterparts will constitute one and the same agreement.

         5.3 Governing Law. The validity, construction, and enforceability of this Agreement will be governed in all respects by the laws of the State of Nevada, without regard to its conflict of laws rules.

         5.4 Assignment. This Agreement will not be assigned by operation of law or otherwise, (a) except that Buyer may assign all or any portion of its rights under this Agreement to any wholly owned subsidiary, but no such assignment will relieve Buyer or its successor or Parent of its primary liability for all obligations of Buyer and Parent, respectively, hereunder, and (b) except that this Agreement may be assigned by operation of law to any corporation or entity with or into which Buyer may be merged or consolidated or to which Buyer transfers all or substantially all of its assets, and such corporation or entity assumes this Agreement and all obligations and undertakings of Buyer hereunder, but no such assignment will relieve Buyer or its successor or Parent of their liability for the respective obligations of Buyer and Parent, respectively, hereunder. Any assignment in violation of the provisions of this Agreement will be null and void.

         5.5 Gender and Number. The masculine, feminine, or neuter pronouns used herein will be interpreted without regard to gender, and the use of the singular or plural will be deemed to include the other whenever the context so requires.

         5.6 Schedules and Exhibits. The Schedules and Exhibits referred to in this Agreement and attached to this Agreement are incorporated in this Agreement by such reference as if fully set forth in the text of this Agreement.

         5.7 Waiver of Provisions. The terms, covenants, representations, warranties, and conditions of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of any party at any time to require performance of any provisions hereof will, in no manner, affect the right at a later date to enforce the same. No waiver by any party of any condition, or breach of any provision, term, covenant, representation, or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of any such condition or waiver of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

         5.8 Costs. Except as otherwise provided in the Master Agreement, if any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys' fees, accounting fees, and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         5.9 Amendment. This Agreement may not be amended except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

         5.10 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired, or invalidated and the court will modify this Agreement or, in the absence thereof, the parties will negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

         5.11 Binding Effect. Subject to the provisions and restrictions of
Section 5.4, the provisions of this Agreement are binding upon and will inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns.

         5.12 Construction. References in this Agreement to "Sections," "Articles," "Exhibits," and "Schedules" are to the Sections and Articles in, and the Exhibits and Schedules to, this Agreement, unless otherwise noted.

         5.13 Time Periods. Except as expressly provided for in this Agreement, the time for performance of any obligation or taking any action under this Agreement will be deemed to expire at 5:00 o'clock p.m. (Las Vegas, Nevada time) on the last day of the applicable time period provided for in this Agreement. If the time for the performance of any obligation or taking any action under this Agreement expires on a Saturday, Sunday or legal holiday, the time for performance or taking such action will be extended to the next succeeding day which is not a Saturday, Sunday or legal holiday.

         5.14 Headings. The headings of this Agreement are for purposes of reference only and will not limit or define the meaning of any provision of this Agreement.

         5.15 Entire Agreement. This Agreement, the other Transaction Agreements and all certificates, schedules and other documents attached to or deliverable under such agreements (collectively, the "Agreements") constitute the entire agreement, including with respect to representations and warranties, between the parties pertaining to the subject matter contained in the Agreements. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in the Agreements. No supplement, modification or amendment of the Agreements will be binding unless in writing and executed by the parties to the Agreements.

         5.16 Dispute Resolution. All Disputes shall be resolved exclusively in accordance with the Dispute Resolution Procedures attached as Exhibit D to the Master Agreement. Notwithstanding the foregoing, nothing herein will prohibit the parties from pursuing equitable remedies.

         5.17 No Third Beneficiaries. Except as otherwise set forth in Sections 1 and 2 of the Indemnification Agreement and except as specifically provided in Section 5.4 of this Agreement and similar provisions in the other Transaction Agreements, neither this Agreement nor any other Transaction Agreement is intended to, and none of them shall, create any rights in any other Person other than the parties to such agreements. Without limiting the generality of the foregoing, nothing herein or in any other Transaction Agreement is intended to create, nor shall it create, in the Title Company or any title insurer any right of subrogation to any rights of Parent or Buyer arising from any representation or warranty of any Selling Party.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above by their respective officers thereunder duly authorized.

                                        MERITAGE CORPORATION,
                                        a Maryland corporation

                                        By:  /s/  Steven J. Hilton
                                            -----------------------------------
                                        Name:    Steven J. Hilton
                                        Title:   Co-Chief Executive Officer

                                        MTH-HOMES NEVADA, INC.,
                                        an Arizona corporation


                                        By:  /s/  Steven J. Hilton
                                            -----------------------------------
                                        Name:    Steven J. Hilton
                                        Title:   Co-Chief Executive Officer

                                        PERMA-BILT, a Nevada Corporation


                                        By:  /s/ Daniel Schwartz
                                            -----------------------------------
                                        Name:       Daniel Schwartz
                                        Title:  President and Chief Executive
                                        Officer


                                        ZENITH NATIONAL INSURANCE CORP.,
                                        a Delaware corporation


                                        By:  /s/ Stanely R. Zax
                                            -----------------------------------
                                        Name:       Stanley R. Zax
                                        Title:      President



                      [Signature Page to Asset Agreement]